SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-13

                               BROOKE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Articles)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          _____________________________________________________________________
     2)   Aggregate number of securities to which transaction applies:
          _____________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _____________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:
          _____________________________________________________________________
     5)   Total fee paid:
          _____________________________________________________________________
[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         1)  Amount previously paid:
          _____________________________________________________________________
         2)  Form, Schedule or Registration Statement No.:
          _____________________________________________________________________
         3)  Filing Party:
          _____________________________________________________________________
         4)   Date Filed:
          _____________________________________________________________________

                           --------------------------
                          NOTICE OF 2001 ANNUAL MEETING
                               AND PROXY STATEMENT

                            ANNUAL MEETING TO BE HELD
                                 April 25, 2001
                           --------------------------

Dear Shareholder:

     On behalf of our Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of Shareholders of Brooke Corporation to be held at 10895 Grandview Drive, Suite 250, Overland Park, Kansas on Wednesday, April 25, 2001 at 11:00 a.m. local time.

     The Notice of 2001 Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting.

     Whether you own a few or many shares of stock of Brooke Corporation, it is important that your shares of stock be represented. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

                                  Sincerely,


April 13, 2001                    /s/ Michael Hess
                                  -----------------------------------------
                                  Michael Hess
                                  President

                                TABLE OF CONTENTS

                                                                            Page

Notice of 2001 Annual Meeting................................................ 1

General Information.......................................................... 2

About the Meeting............................................................ 2

Proposal No. 1 - Election of Directors....................................... 5

Proposal No. 2 - Ratification of Appointment of Independent Auditor..........12

Solicitation of Proxies......................................................13

Annual Report................................................................13

Shareholder Proposals for 2002 Annual Meeting................................13

Other Matters................................................................13

Voting Trustees and Their Nominees...........................................14

Proxy/Voting Instruction Card

                        -------------------------------
                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 25, 2001
                        -------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Brooke Corporation, a Kansas corporation (the "Company"), will be held on Wednesday, April 25, 2001 at 11:00 a.m. local time, at 10895 Grandview Drive, Suite 250, Overland Park, Kansas for the following purposes:

     1.   To elect five directors to the Board of Directors of the Company.
     2. To ratify the selection of Summers, Spencer & Cavanaugh, CPAs, Chartered as the Company's independent auditors for the fiscal year ending December 31, 2001.
     3. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

     Only shareholders of record at the close of business on April 13, 2001, are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

     You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior proxy and vote in person as set forth in the proxy statement.

     THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.


                                 By Order of the Board of Directors

                                /s/ Anita Larson
                                ---------------------------------
                                Anita Larson
                                Secretary
Phillipsburg, Kansas
Dated:  April 13, 2001

                               BROOKE CORPORATION
                            205 F. Street, 2nd Floor
                           Phillipsburg, Kansas 67661
                                 (913) 661-0123
               --------------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 25, 2001
               --------------------------------------------------

                               GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Brooke Corporation, a Kansas corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at 10895 Grandview Drive, Suite 250, Overland Park, Kansas, on Wednesday, April 25, 2001 at 11:00 a.m. local time, and at any and all postponements or adjournments thereof (collectively referred to herein as the "Meeting"). This proxy statement, the accompanying form of proxy (the "Proxy") and the Notice of 2001 Annual Meeting will be first mailed or given to the Company's shareholders on or about April 13, 2001.

     Because many of the Company's shareholders may be unable to attend the Meeting in person, the Board solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

     (1)  read this Proxy Statement carefully;

     (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

     (3) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

                                ABOUT THE MEETING

WHAT IS BEING VOTED ON AT THE MEETING?

     The Board is asking shareholders to consider and approve two items at this year's Meeting:

     (1)  The election of five directors to the Board; and

     (2) A proposal to ratify the selection of Summers, Spencer & Cavanaugh, CPAs, Chartered as the Company's independent auditors for the fiscal year ending December 31, 2001.

WHO CAN VOTE AT THE MEETING?

     The Board set April 13, 2001 as the record date for the Meeting. Only persons holding shares of the Company's common stock, $1.00 par value ("Common Stock"), of record at the close of business on April 13, 2001 will be entitled to receive notice of and to vote at the Meeting. Each holder of Common Stock will be entitled to one vote per share on each matter properly submitted for vote to our shareholders at the Meeting. On April 13, 2001, there were 692,968 shares of Common Stock outstanding held by a total of 198 shareholders of record. Therefore, there are a total of 692,968 votes that will be entitled to be cast at the Meeting.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

     Quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares of stock that are represented because each share of Common Stock has one vote per share. To have a quorum, we need 353,414 of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each of the foregoing categories will be tabulated separately.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct, unless you later revoke the Proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a Proxy will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with the Secretary of the Company, at the address indicated above, either a written notice of revocation, a duly executed Proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted Proxy. If you want to change or revoke your Proxy and you hold your Shares in "street name," contact your broker or the nominee that holds your shares. Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS.  The election of each director nominee (Proposal No.
1) requires the affirmative vote of a plurality of the outstanding shares of Common Stock present and entitled to vote at the Meeting. The Company's shareholders are not entitled to cumulate votes with respect to the election of directors.

     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. The ratification of the selection of Summers, Spencer & Cavanaugh, CPAs, Chartered as the Company's independent auditors (Proposal No. 2) requires the affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote at the Meeting.

     OTHER MATTERS. If you hold your shares of stock in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

     Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, while, broker non-votes are not counted for purposes of determining whether a proposal has been approved. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposal and, for all matters presented at the Meeting, broker non-votes will have no effect.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     At the Meeting, it is intended that the Common Stock represented by properly executed Proxies will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board of Directors and all of the nominees have indicated a willingness to serve as a director if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board. Currently, the only family relations among any of the directors of the Company is between Robert D. Orr and Leland G. Orr. Robert
D. Orr and Leland G. Orr are brothers.

     The affirmative vote of a plurality of the votes present or represented to vote at the Meeting is necessary to elect each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS GRANT AUTHORITY FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS

DIRECTORS

     The following table sets forth certain information with respect to the directors of the Company:

NAME                      AGE       POSITION
Robert D. Orr             47        Chairman of the Board of Directors, Chief Executive Officer and
                                    Director
Michael Hess              44        President and Director
Leland G. Orr             38        Treasurer, Chief Financial Officer, Assistant Secretary and
                                    Director
John Allen                52        Director
Derrol Hubbard            44        Director

     The following is a brief summary of the background of each director nominee:

     ROBERT D. ORR, 47, Director, Chairman of the Board and Chief Executive Officer, is the founder of the Company. From 1992 to 1996, Mr. Orr served as President of Farmers State Bank, Phillipsburg, Kansas. From 1989 to 1991, Mr. Orr served as Chairman of the Board of Brooke State Bank, Jewell, Kansas; and from 1987 to 1989, Mr. Orr served as President of First National Bank, Smith Center, Kansas. Mr. Orr has also been a self-employed insurance agent for American Family Insurance Company. Mr. Orr is an honors graduate of Fort Hays State University with a Bachelor of Arts degree in Political Science. Mr. Orr also completed the Graduate School of Banking program at the University of Colorado. Mr. Orr is the author of a book on independent insurance agents titled "Death of an Insurance Salesman?" which was written and published in 2000. From 1996 through the present, Mr. Orr's business activities have been focused on performing the functions of Chairman of the Board and Chief Executive Officer of the Company.

     LELAND G. ORR,  38,  Director,  Assistant  Secretary,  Treasurer  and Chief
Financial Officer, has been an officer and director of the Company since its inception. Mr. Orr is a certified public accountant and from January 1991 to December 1994, served as President of Brooke State Bank, Jewell, Kansas. From January 1984 to September 1987, Mr. Orr worked for Kennedy, McKee & Company (formerly Fox & Company) (an accounting firm) of Dodge City, Kansas. Mr. Orr is a graduate of Fort Hays State University with a Bachelor of Science Degree in Accounting and is a member of the American Institute of Certified Public Accountants, the Kansas Society of Certified Public Accountants and the Central Kansas Chapter of Certified Public Accountants. From 1995 through the present, Mr. Orr's business activities have included performing the functions of Director, Secretary or Assistant Secretary, Treasurer and Chief Financial
Officer of the Company. In addition, during this time period, Mr. Orr has managed the Company's processing center in Phillipsburg, Kansas.

     MICHAEL HESS, 44, Director and President, was an original investor in the Company. From 1975 to 1989, Mr. Hess was employed by Western Resources (a utility company). In 1989, Mr. Hess began his employment with the Company as Vice President. As a result of his success within the Company and his familiarity with the Company's operations, Mr. Hess was appointed President and National Sales Manager of the Company in 1996. Mr. Hess has also owned several small businesses and currently serves as a director of Patrons Insurance Company and Great Plains Mutual Insurance Company. Since his appointment as President and National Sales Manager in 1996, Mr. Hess' primary business activities have been the strategic development of the Company's relationships with suppliers and growth of the Company's Master Agent program. In 2000, Mr. Hess ceased performing the functions of National Sales Manager in order to focus his activities as President of the Company on developing relationships with national suppliers and the Company's specialty programs.

     JOHN ALLEN, 52, became a director of the Company in January 2001. Mr. Allen is Chief Operating Officer of the Cincinnati Reds. During Mr. Allen's career with the Cincinnati Reds, he has served in his current capacity of Chief Operating Officer since October 1999, as Managing Executive from June 1996 to October, 1999 and as controller from May 1995 to June 1996. Prior to joining the Cincinnati Reds, Mr. Allen was director of business operations for the Columbus Clippers, the Class AAA minor league affiliate of the New York Yankees. Prior to his employment with the Columbus Clippers, Mr. Allen worked for the accounting firm of Arthur Anderson in Kansas City, Missouri and was a partner and senior vice president of GRA, Inc. of Merriam, Kansas. Mr. Allen earned an undergraduate degree from Kansas State University and a master's degree in Sport Management from Ohio State University. Mr. Allen has been honored with the Certificate of Friendship from the Cincinnati Human Relations Commission and the Community Service Award from the Talbert House. He also has been honored by Cincinnati Magazine in its annual "Best of Cincinnati" issue.

     DERROL HUBBARD, 44, became a director of the Company in January 2001. Mr. Hubbard currently serves in various management capacities with several real estate, gaming and venture capital companies, although since 1998 his primary responsibilities have been as Real Estate Development Manager for R.D. Hubbard Enterprises, Inc. Mr. Hubbard is also President of DDH Enterprises, LLC, Double D Real Estate, Inc., H & H Development, LLC, Pinnacle Development, LLC, Pinnacle Development II all of which are involved in real estate businesses and several of which are involved in residential development around the Bighorn Golf Course in Palm Desert, California. Mr. Hubbard is also Vice President of HBH Investments, LLC which makes venture capital investments and is managing member of New Mexico Gaming, LLC which operates and distributes gaming machines in New Mexico. For more than five years prior to 1998, Mr. Hubbard was managing officer of DBarD, Inc., a family corporation with agricultural operations in Kansas.

COMPENSATION OF DIRECTORS

     Directors Robert Orr, Leland Orr, and Michael Hess serve without cash compensation and without other fixed remuneration. Directors Allen and Hubbard, however, each receive $2000 plus reasonable travel allowance for each board meeting attended in person, $200 for each board meeting attended via teleconference, and $500 for each board meeting attended via video conference.

MEETINGS OF THE BOARD AND OF COMMITTEES

     The Board held eight meetings and did not act by unanimous consent during the fiscal year ending December 31, 2000. During a director's tenure, no director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board during 2000; and (b) the total number of meetings held by all committees of the Board on which the director served during 2000. The Board does not have standing audit, nominating or compensation committees.

INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS

     Set forth below is information about the executive officers and employees who are expected to make a significant contribution to the business of the Company that are not also directors of the Company, including age, principal occupation during the last five years and the date each became an executive officer or employee of the Company

     ANITA LARSON, 39, Vice President, General Counsel and Secretary, joined the Company in 1999. Prior to joining the Company, Ms. Larson was employed by The Equitable Life Assurance Society of the United States, New York, New York, where she was Vice President and Counsel from May 1996 to May 1999. From January 1995 to May 1996, Ms. Larson was Chief Administrative Officer of First Security
Benefit Life Insurance and Annuity Company of New York. Ms. Larson started her career at Security Benefit Group, Inc. where she was Second Vice President and Counsel. Ms. Larson received a bachelors degree from the University of Kansas and a Juris Doctorate from the University of Kansas School of Law.

     SHAWN LOWRY, 27, Vice President and National Sales Manager, joined Brooke in 1996 as a Corporate Sales Representative and in 1998 assumed the position of Missouri State Manager. Prior to employment with Brooke, Mr. Lowry attended Washburn University majoring in business finance and business economics. In January 2000, Mr. Lowry was promoted to the regional manager over Brooke's Dallas region. In August 2000, Mr. Lowry was promoted to National Sales Manager.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of common stock at March 31, 2001 by (i) each person or group known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each nominee for director of the Company; (iii) each of the executive officers named in the Summary Compensation Table herein under "Executive Compensation;" and (iv) all directors and executive officers of the Company as a group:

VOTING SECURITIES.

             NAME AND                     TITLE OF CLASS        NUMBER OF          PERCENTAGE
         ADDRESS OF OWNER                                     SHARES OWNED          OF CLASS1
Robert D. Orr2
Route #2, Box 53                           Common Stock          14,450               2.09%
Smith Center, Kansas 66967

Anita Larson2
627 Louisiana Street                       Common Stock          12,000               1.73%
Lawrence, Kansas 66044

Leland G. Orr2
501 Berglund Drive                         Common Stock           3,400               0.49%
Phillipsburg, Kansas 67661

Michael Hess2
516 South Grant                            Common Stock           2,200               0.32%
Smith Center, Kansas 66967

All Executive Officers and                 Common Stock          32,050               4.63%
Directors As a Group (6 persons)4

Brooke Holdings, Inc.2, 3
205 F Street                               Common Stock         509,531              73.53%
Phillipsburg, Kansas 67661

---------------------------------------------------------
1.   Percentage based on 692,968 shares of common stock outstanding.
2. The person or entity specified above has sole voting power and sole investment power of their respective shares of the Company's common stock.
3. As of December 31, 2000, Brooke Holdings, Inc., owned 509,531 shares of the Company's common stock which represents 73.53% of the 692,968 shares of common stock outstanding. Robert D. Orr, Leland G. Orr and Michael Hess beneficially own 46.34%, 13.67% and 7.28%, respectively, of the shares of common stock of Brooke Holdings, Inc.
4. Directors John Allen and Derrol Hubbard do not own any shares of the Company's common stock.


     NON-VOTING SECURITIES. None of the officers or directors own non-voting securities of the Company. The Company is unaware of any shareholder who owns more than 10% of the Company's non-voting securities.

     OPTIONS, WARRANTS, AND RIGHTS. There are no options, warrants or rights outstanding with respect to the securities of the Company.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long term compensation during the Company's last fiscal year of the Company's Chief Executive Officer and other most highly compensated executive officers of the Company, whose salary and bonus for the fiscal year 2000 exceeded $100,000, for services rendered in all capacities to the Company and its subsidiaries:

   NAME AND PRINCIPAL   ANNUAL COMPENSATION         LONG-TERM    ALL OTHER COMPENSATION    AGGREGATE
        POSITION                                  COMPENSATION                           REMUNERATION
Robert D. Orr1             $         0          $        0          $   1,075             $    1,075
(Chief Executive
Officer)
Michael Hess1                   80,000                   0                842                 80,842
(President)
Leland G. Orr1                  80,000                   0              1,086                 81,086
(Secretary, Treasurer)
Anita Larson2                   66,000                   0              6,013                 72,013
(Vice President)
Shawn Lowry2                    88,750                   0             18,609                107,359
(Vice President)

---------------------------------------------------------
1. Other compensation set forth above for Robert D. Orr, Leland G. Orr and Michael Hess is for use of a vehicle for personal and commuting use.
2. In addition to the compensation set forth above, Anita Larson and Shawn Lowry receive use of a vehicle for commuting purposes. Pursuant to the terms of an at will employment agreement between Ms. Larson and the Company, Ms. Larson has been retained as the manager of Brooke Life and Health, Inc., a wholly-owned subsidiary of the Company. Ms. Larson's annual salary for such employment is $66,000. Ms. Larson is also entitled to quarterly bonuses equal to 5% of the quarterly growth of the Company's life and health insurance programs. During 2000 Ms. Larson received quarterly growth bonuses totaling $6013. In addition, Ms. Larson is eligible for an annual bonus of $30,000, contingent upon the Company's consolidated operating income attaining certain specified goals. The Company anticipates that for the calendar year 2001, in the aggregate Ms. Larson's bonuses will not exceed $5,000. Ms. Larson's employment agreement contains a covenant not to compete. Although the Company believes this covenant to by fully enforceable in accordance with its terms, a court of competent jurisdiction may determine not to enforce the covenant or only partially enforce the covenant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Brooke Holdings, Inc., owns 100% of the common stock of GI Agency, Inc. Accordingly, through their ownership interest in Brooke Holdings, Inc., Robert
D. Orr, Leland G. Orr and Michael Hess control 100% of the voting stock of GI Agency, Inc. GI Agency, Inc. owns franchise agencies which purchase Master Agent services and obtain loans from the Company at the same general prices and general terms as provided to other unaffiliated franchise agents. As of December 31, 2000, the total outstanding balance of all loans made to GI Agency, Inc. by the Company's finance subsidiary, Brooke Credit Corporation, was $1,363,426.37. Amounts owed to the Company by GI Agency, Inc. are secured by all the shares of the Company's common stock owned by Brooke Holdings, Inc. which currently represents 73.53% of the total shares outstanding. As of December 31, 2000, all but $60,000 of the loan balances of GI Agency, Inc., had been sold to an unaffiliated lender. Because of the relationships described above, certain conflicts of interest may arise between the Company and its agents in attempting to resolve disputes that occur as a result of such relationships.

     The Company has assigned all of its right, title and interest in agreements to purchase insurance agencies to GI Agency, Inc., without consideration from GI Agency, Inc. In its role of matching agency buyers and sellers, the Company from time to time executes purchase agreements to acquire agency assets and assigns them to prospective or existing franchise agents. In the event that agency assets purchased by the Company are not sold to a prospective or existing franchise agent, the Company may assign it rights and obligations pursuant to such purchase agreement to GI Agency, Inc. Such assignments allow the Company to avoid retail competition with its franchise agents and positions GI Agency, Inc. to operate such agencies until a purchaser can be identified. From January 1, 2000 through December 31, 2000, GI Agency Inc. has collected commissions on the assets subject to such assignments in the amount of $400,153.

     The Company shares office facilities with GI Agency, Inc. at its Grand Island, Nebraska office location. Brooke Investments, Inc., a wholly-owned subsidiary of the Company, leases the Grand Island property from an unaffiliated lessor. The Company reimburses Brooke Investments, Inc. for payments made in connection with the lease and GI Agency, Inc. reimburses the Company for its use of the facilities. In 2000, GI Agency, Inc. reimbursed the Company $335,666 for personnel expenses and $7,500 for office facilities expenses. Although expenses are allocated between the Company and GI Agency, Inc., the expense allocation has not been independently evaluated to determine fairness.

     Robert D. Orr, Leland G. Orr and Michael Hess have each guaranteed certain of the Company's obligations to banks. As of December 31, 2000, the amount of such obligations outstanding were $857,748 and are scheduled to mature no later than December 12, 2006. The loans are current: no monetary or other defaults exist. In addition, Robert D. Orr, Leland G. Orr and Michael Hess have, in some cases, each guaranteed amounts due to suppliers under certain agency agreements. The amounts guaranteed under such agency agreements vary depending on the value of premiums to be collected under such agency agreements. The continuance of these guaranties is important to the Company's prospects.

     Brooke Holdings, Inc. borrowed $300,000 from the Company with repayment secured by Brooke Holdings, Inc.'s ownership of 73.53% of the Company's common stock. As of December 31, 2000, the amount outstanding on such loan was $192,189. The loan bore interest at a rate of 11.50% per annum and was scheduled to mature on December 31, 2000. The loan was renewed on December 31, 2000 at the rate of thirteen percent (13%) per annum, and is scheduled to mature on December 31, 2001.

     Anita Larson is married to John Arensberg, a partner in Arensberg Insurance of Lawrence, Kansas and Overland Park, Kansas. The Company and Arensberg Insurance have entered into a franchise agreement pursuant to which Arensberg Insurance participates in the Company's Master Agent program. In addition, the Company's finance subsidiary, Brooke Credit Corporation, has made three loans to Arensberg Insurance. As of December 31, 2000 the total outstanding balance of such loans was $851,816.08. Each of the loans bears interest at a rate adjusted annually and equal to 3.% per annum over the New York prime rate, which as of the last date of determination was 11.5% for each loan as of December 31, 2000. One of the loans is scheduled to mature on October 1, 2008 and the remaining two loans are both scheduled to mature on July 1, 2009. All of the loans made to Arensberg Insurance have been sold to an unaffiliated lender.

     Ms. Anita Larson borrowed $30,000 from Brooke Credit Corporation. The loan bears interest at a rate adjusted annually and equal to 2.5% per annum over the New York prime rate, which as of the last date of determination was 12%. The loan is scheduled to mature on August 1, 2005. The purpose of the loan was to allow Ms. Larson to purchase stock of the Company.

     The Company's employee handbook contains conflicts of interest guidelines which are applicable to Company management and employees. The purpose of the guidelines is to prevent an employee in a position to influence a decision regarding the Company to use such influence for personal gain. Pursuant to the guidelines, an employee in such a position is required to notify an officer of the Company of the existence of such a situation.

     The Election of Directors requires the affirmative vote of a plurality of the outstanding shares of Common Stock present and entitled to vote at the Meeting.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent
(10%) of a registered class of the Company's equity securities ("10% Shareholders") to file with the Securities and Exchange Commission reports of ownership and changes in ownership of equity securities of the Company and to furnish the Company with copies of all Section 16(a) forms they file with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by the Company for its fiscal year ended December 31, 2000, the Company's officers, directors and 10% Shareholders have complied with the
Section 16(a) filing requirements.

                                  PROPOSAL TWO

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     The Board has selected Summers, Spencer & Cavanaugh, CPAs, Chartered to serve as independent auditors of the Company for the fiscal year ending December 31, 2000. Summers, Spencer & Cavanaugh, CPAs, Chartered has served as the Company's independent auditors since 1997. The Shareholders of the Company are being asked to ratify this selection at the Meeting.

     Representatives of Summers, Spencer & Cavanaugh, CPAs, Chartered will be present at the Meeting via teleconference and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such selection. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Summers, Spencer & Cavanaugh, CPAs, Chartered as the Company's independent auditors for the fiscal year ending December 31, 2001. Whether the proposal is approved or defeated, the Board may reconsider its selection.

FISCAL 2000 AUDIT FIRM FEE SUMMARY

     During the fiscal year 2000, the Company retained its principal auditor, Summers, Spencer & Cavanaugh, CPAs, Chartered, to provide services in the categories and amounts described below.

     AUDIT FEES. Summers, Spencer & Cavanaugh, CPAs, Chartered billed the Company an aggregate of $18,806 in fees for professional services rendered in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2000.

                   THE BOARD RECOMMENDS THAT THE SHAREHOLDERS
                            VOTE "FOR" PROPOSAL NO. 2

                             SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the
Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold the Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold Common Stock. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

                                  ANNUAL REPORT

     The Company has mailed with this proxy solicitation material the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Shareholders are entitled to present proposals for action at shareholders' meetings if they comply with the requirements of the SEC's proxy rules, Kansas law and the Company's charter and bylaws. In connection with this year's Meeting, no shareholder proposals were presented. Since the date of this year's annual meeting has been changed by more than thirty days from the date of the previous year's meeting. Any proposals intended to be presented at the Company's Annual Meeting of Shareholders to be held in the year 2002 must be received at the Company's offices on or before December 1, 2001, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

     The accompanying proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Meeting. If a shareholder intends to submit a proposal at the Company's 2002 Annual Meeting Shareholders, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the shareholder's notice of the proposal must be received by the Company between December 1, 2001 and December 31, 2001. If a shareholder fails to submit the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at the 2002 Annual Meeting of Shareholders.

     Proposals should be sent to Anita Larson at 10895 Grandview Drive, Suite 250, Overland Park, KS 66210.

                                  OTHER MATTERS

     The Board is not aware of any matters to come before the Meeting, other than those specified in the Notice of Annual Meeting. However, if any other matter requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                       VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of Common Stock for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Common Stock.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY CARD PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.


                                          By Order of the Board of Directors


                                          /s/ Anita Larson
                                          ------------------------------
                                          Anita Larson
                                          Secretary


Phillipsburg, Kansas
April 13, 2001

                          PROXY/VOTING INSTRUCTION CARD

                               BROOKE CORPORATION
                            205 F. Street, 2nd Floor
                           Phillipsburg, Kansas 67661
                                 (913) 661-0123


                       ANNUAL MEETING DATE: APRIL 25, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF
                                    DIRECTORS

The undersigned shareholder of Brooke Corporation (the "Company"), a Kansas corporation, hereby constitutes and appoints Anita Larson, Secretary, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's $1.00 par value common stock held of record by the undersigned on April 13, 2001, and as fully as the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders to be held at 10895 Grandview Drive, Suite 250, Overland Park, Kansas on Wednesday, April 25, 2001 at 11:00 a.m. local time, and at any postponements or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

Please mark boxes [X] in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1. Election of Directors.

[  ] FOR ALL NOMINEES LISTED BELOW             [  ]  WITHHOLD AUTHORITY
     (except as marked to the contrary below)  to vote all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

Robert D. Orr, Michael Hess, Leland G. Orr, John Allen, Derrol Hubbard.

2. Proposal to ratify the selection of Summers, Spencer & Cavanaugh, CPAs, Chartered as the Company's independent auditors for the fiscal year ending December 31, 2001.

   [  ] FOR                 [  ] AGAINST               [  ] ABSTAIN

3. In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

     The undersigned hereby acknowledges receipt of the Notice of 2001 Annual Meeting of Shareholders, dated April 13, 2001, and the Proxy Statement furnished therewith.

                              Dated  _______________________________________2001


                              --------------------------------------------------
                              Authorized Signature

                              --------------------------------------------------
                              Title

                              --------------------------------------------------
                              Authorized Signature

                              --------------------------------------------------
                              Title


Please sign exactly as name appears on the envelope in which this Proxy was mailed to you. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

TO SAVE THE COMPANY ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

NON-VOTING INSTRUCTIONS

     [ ] ANNUAL MEETING. Please check here to indicate that you plan to attend the Annual Meeting of Shareholders on April 25, 2001.

-----------------------